Item 77C - DWS Conservative
Allocation Fund, DWS Moderate
Allocation Fund, DWS Growth
Allocation Fund and DWS Growth
Plus
Allocation Fund

Registrant incorporates by
reference to Proxy Statement filed
on
February 27, 2006 (Accession No.
0001193125-06-039892).
A Special Meeting of Shareholders
(the "Meeting") of DWS
Conservative
Allocation Fund, DWS Moderate
Allocation Fund, DWS Growth
Allocation
Fund and DWS Growth Plus
Allocation Fund (the "Funds") each
a series
of DWS Allocation Series (the
"Trust") was held on May 5, 2006,
at the
offices of Deutsche Asset
Management, 345 Park Avenue, New
York,
New York 10154. At the Meeting,
the following matters were voted
upon
by the shareholders (the resulting
votes are presented below).
I.	Election of Board Members.
("Number of Votes" represents all
funds
that are series of DWS Allocation
Series.)


Number of Votes:

For
Withheld
Henry P. Becton, Jr.
40,909,706.015
850,264.655
Dawn-Marie Driscoll
40,912,444.781
847,525.889
Keith R. Fox
40,911,060.954
848,909.716
Kenneth C. Froewiss
40,907,433.044
852,537.626
Martin J. Gruber
40,881,736.452
878,234.218
Richard J. Herring
40,920,720.118
839,250.552
Graham E. Jones
40,877,202.065
882,768.605
Rebecca W. Rimel
40,890,708.852
869,261.818
Philip Saunders, Jr.
40,885,667.941
874,302.729
William N. Searcy, Jr.
40,911,850.061
848,120.609
Jean Gleason
Stromberg
40,911,620.252
848,350.418
Carl W. Vogt
40,885,324.237
874,646.433
Axel Schwarzer
40,896,168.187
863,802.483

IV-A.	Approval of an Amended and
Restated Declaration of Trust.
("Number of Votes" represents all
funds that are series of DWS
Allocation Series.)

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
34,113,494.898
673,045.745
1,078,501.027
5,894,929.000

The meeting was adjourned until
August 31, 2006, at which time the
following matter was voted upon by
the shareholders.
IV-B.	Approval of Further
Amendments to an Amended and
Restated
Declaration of Trust. ("Number of
Votes" represents all funds that
are series of DWS Allocation
Series.)1

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
40,316,154.088
866,273.363
1,394,177.918
5,019,223.000

1	This proposal was not
approved by the shareholders.
*	Broker non-votes are proxies
received by the funds from brokers
or nominees when the
broker or nominee neither has
received instructions from the
beneficial owner or other
persons entitled to vote nor has
discretionary power to vote on a
particular matter.
DWS Conservative Allocation Fund
A Special Meeting of Shareholders
(the "Meeting") of DWS
Conservative
Allocation Fund was held on May 5,
2006, at the offices of Deutsche
Asset
Management, 345 Park Avenue, New
York, New York 10154. At the
Meeting, the following matters
were voted upon by the
shareholders (the
resulting votes are presented
below).
II-A.	Approval of an Amended and
Restated Investment Management
Agreement.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
7,256,459.882
183,488.241
198,459.687
771,603.000

II-B.	Approval of a Subadvisor
Approval Policy.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
7,272,538.319
138,218.559
227,650.932
771,603.000

III.	Approval of a Revised
Fundamental Investment Restriction
Regarding Commodities.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
7,257,368.123
143,739.622
237,300.065
771,603.000

*	Broker non-votes are proxies
received by the funds from brokers
or nominees when the
broker or nominee neither has
received instructions from the
beneficial owner or other
persons entitled to vote nor has
discretionary power to vote on a
particular matter.
DWS Moderate Allocation Fund
A Special Meeting of Shareholders
(the "Meeting") of DWS Moderate
Allocation Fund was held on May 5,
2006, at the offices of Deutsche
Asset
Management, 345 Park Avenue, New
York, New York 10154. At the
Meeting, the following matters
were voted upon by the
shareholders (the
resulting votes are presented
below).
II-A.	Approval of an Amended and
Restated Investment Management
Agreement.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
15,149,332.293
245,599.466
310,261.721
2,318,681.000

II-B.	Approval of a Subadvisor
Approval Policy.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
15,120,892.430
206,454.069
377,846.981
2,318,681.000

III.	Approval of a Revised
Fundamental Investment Restriction
Regarding Commodities.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
15,044,732.438
171,780.525
488,680.517
2,318,681.000

*	Broker non-votes are proxies
received by the funds from brokers
or nominees when the
broker or nominee neither has
received instructions from the
beneficial owner or other
persons entitled to vote nor has
discretionary power to vote on a
particular matter.
DWS Growth Allocation Fund
A Special Meeting of Shareholders
(the "Meeting") of DWS Growth
Allocation Fund was held on May 5,
2006, at the offices of Deutsche
Asset
Management, 345 Park Avenue, New
York, New York 10154. At the
Meeting, the following matters
were voted upon by the
shareholders (the
resulting votes are presented
below).
II-A.	Approval of an Amended and
Restated Investment Management
Agreement.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,897,006.691
260,048.676
458,547.409
2,432,245.000

II-B.	Approval of a Subadvisor
Approval Policy.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,864,973.640
237,767.790
512,861.346
2,432,245.000

III.	Approval of a Revised
Fundamental Investment Restriction
Regarding Commodities.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
10,875,639.566
251,980.334
487,982.876
2,432,245.000

*	Broker non-votes are proxies
received by the funds from brokers
or nominees when the
broker or nominee neither has
received instructions from the
beneficial owner or other
persons entitled to vote nor has
discretionary power to vote on a
particular matter.
DWS Growth Plus Allocation Fund
A Special Meeting of Shareholders
(the "Meeting") of DWS Growth Plus
Allocation Fund was held on May 5,
2006, at the offices of Deutsche
Asset
Management, 345 Park Avenue, New
York, New York 10154. At the
Meeting, the following matters
were voted upon by the
shareholders (the
resulting votes are presented
below).
II-A.	Approval of an Amended and
Restated Investment Management
Agreement.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
880,403.274
12,614.862
12,819.468
372,400.000

II-B.	Approval of a Subadvisor
Approval Policy.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
873,034.086
19,275.773
13,527.745
372,400.000

III.	Approval of a Revised
Fundamental Investment Restriction
Regarding Commodities.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
871,531.601
21,734.502
12,571.501
372,400.000

*	Broker non-votes are proxies
received by the funds from brokers
or nominees when the
broker or nominee neither has
received instructions from the
beneficial owner or other
persons entitled to vote nor has
discretionary power to vote on a
particular matter.



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Allocation Series.rtf